SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 21, 2008

Commission file number 001-12215

Quest Diagnostics Incorporated
Three Giralda Farms
Madison, NJ 07940
(973) 520-2700

Delaware
(State of Incorporation)

16-1387862
(I.R.S. Employer Identification Number)

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

           On February 21, 2008, Robert E. Peters ceased to be an executive officer of Quest Diagnostics Incorporated. He remains Regional Vice President, Eastern Region, Operations.

Signature

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 27, 2008

QUEST DIAGNOSTICS INCORPORATED

By:	/s/ William J. O’Shaughnessy Jr.
William J. O’Shaughnessy, Jr.
Assistant General Counsel and
Corporate Secretary